FORM 8-K
                       _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):June 25, 1996


                Bear Stearns Asset Backed Securities Inc.
                 Champion Home Equity Loan Trust 1996-2
         (Exact name of registrant as specified in its charter)



          Delaware               33-93574          13-3836437
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)






Item 5.   Other Events.


1.A distribution was made to the Certificateholders of the Bear Stearns Asset Backed Securities,Inc. Champion Home Equity Loan Trust 1996-1, on June 25, 1996. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated May 1, 1996, between and among Bear Stearns Asset Backed Securities Inc., as Depositor, Champion Mortgage Servicing Corp., as Servicer, and Bank of New York, as Trustee.








  Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.1 June 25, 1996 - Information on Distribution to
          Certificateholders








SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Bear Stearns Asset Backed Securities, Inc.
                                     (Registrant)






Date:  July 8, 1996           By:  /S/William J. Montgoris
                                       William J. Montgoris
                                       Treasurer and Secretary







               BEAR STEARNS ASSET BACKED SECURITIES INC.


                              FORM 8-K

                           CURRENT REPORT

         Exhibit Index







       Exhibit No.             Description

         (28.1)                   June 25, 1996 - Information on
                         Distribution to Certificateholders